Supplement dated July 1, 2005

to the

Prospectus dated May 1, 2005 for Park Avenue Life Millennium Series

The following supplement should be read in conjunction with the Prospectus dated May 1, 2005 for the Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account K and marketed under the name “PAL Millennium”.

The Chart of Transaction Fees appearing on pages 6-7 of the Prospectus in the Section titled Charges and Deductions Tables is deleted and replaced with the following:

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	When premium is paid	During each of the first 12 policy years, 8% of premiums in a policy year up to one basic scheduled premium and 4% of premiums in that policy year in excess of one basic scheduled premium. After the 12th policy year, 4% of premiums in a policy year up to one basic scheduled premium.[1]	During each of the first 12 policy years, 8% of premiums in a policy year up to one basic scheduled premium and 4% of premiums in that policy year in excess of one basic scheduled premium. After the 12th policy year, 4% of premiums in a policy year up to one basic scheduled premium.[1]
Modality Charge	When premium is paid, if premium is paid more frequently than annually

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

Premium Skip Option	Annually, upon the selection of the Premium Skip Option	An amount equal to the policy premium assessments multiplied by [one minus the applicable premium charge for the current policy year]	An amount equal to the policy premium assessments multiplied by [one minus the applicable premium charge for the current policy year]

TRANSACTION FEES (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Surrender Charge[2]
Minimum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance	$2.82 per $1,000 of basic sum insured	$2.82 per $1,000 of basic sum insured
Maximum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance	$55.22 per $1,000 of basic policy face amount	$55.22 per $1,000 of basic policy face amount
Charge for a male, non-smoker, issue age 30, in the preferred plus underwriting class, with a policy face amount of $300,000 in the first policy year	Upon full surrender or lapse of the policy within the first 9 policy years after issuance.	$7.34 per $1,000 of basic policy face amount	$7.34 per $1,000 of basic policy face amount
Transfer Charge	Upon transfer	$25 per transfer after the 12th transfer in a policy year.	None
[1]	The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.13 per $1,000 of face amount and the maximum amount is $173.53 per $1,000 of face amount.
[2]	The surrender charge decreases every year until it reaches 0% by the beginning of the 10th policy year following the initial face amount. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount for the initial face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our Customer Service Office.

All other provisions of this prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference